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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 16, 1997


                               FTP SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)



MASSACHUSETTS                       0-22466                 04-2906463
(State or other jurisdiction        (Commission             (I.R.S. Employer
of incorporation)                   File Number)            Identification No.)


100 BRICKSTONE SQUARE, FIFTH FLOOR
ANDOVER, MASSACHUSETTS                                         01810
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (508) 685-4000



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

     On June 16, 1997, FTP Software, Inc. (the "Company") announced its intention to realign its business into three strategic business units, the Agent/Directory Management Business Unit, the VIP Network(TM) Applications Business Unit and the IP Technology Business Unit, together with related information, as more particularly described in the Company's press release dated June 16, 1997, a copy of which is filed as an exhibit to this Report and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     The Company's press release dated June 16, 1997, filed as Exhibit 1 to this Report.








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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FTP SOFTWARE, INC.



Date: June 20, 1997                     By: /s/ Douglas F. Flood
                                            ---------------------------------
                                            Douglas F. Flood
                                            Senior Vice President








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                                  EXHIBIT INDEX
                                  -------------



EXHIBIT NO.       TITLE
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1                 Press release by FTP Software, Inc. dated June 16, 1997